EXHIBIT 10.9

                             EMPLOYMENT AGREEMENTS
                                      WITH
                                JAMES B. LAPORTE
                                 MICHAEL BLOOM
                                 SCOTT BROSIER

                              EMPLOYMENT AGREEMENT
                                      WITH
                                JAMES B. LAPORTE

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT (THIS "AGREEMENT"), dated as of the 25th day of January 1999, by AND BETWEEN TRIAD COMPRESSOR, INC., A NEVADA CORPORATION (THE "COMPANY"), and JAMES B. LAPORTE ("EXECUTIVE").

         WHEREAS, the Company believes that Executive has unique experience and skills that would significantly benefit the Company in the management of the affairs of the Company; and

         WHEREAS,   the  Company   acknowledges  and  recognizes  the  value  of
Executive's services and deems it necessary and desirable to retain Executive's services for a period of three years; and

         WHEREAS, both Executive and the Company desire to embody the terms and conditions of Executive's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein contained, the parties hereto agree as follows:

         1. EMPLOYMENT TERM. The Company agrees to, and does hereby employ Executive to serve as President and Chief Executive Officer of the Company and to perform the services as hereinafter set forth for a period of three years commencing January 25, 1999 and ending December 31, 2001.

         2. SERVICES OF EXECUTIVE. Executive agrees to devote such of his business time (exclusive of four weeks of vacation in each calendar year) to the business and affairs of the Company, and to use his best efforts to promote the interests of the Company, and to carry out such duties and perform such services as may be delegated to Executive from time to time by the board of directors of the Company. The Company acknowledges and agrees that Executive will continue to serve as an officer and director of any subsidiary of the Company and its affiliates, and nothing in this Agreement shall prohibit Executive from being directly or indirectly engaged in the oil and gas business or any other business in any capacity with any other corporation, partnership, venture or other entity.

         3.       COMPENSATION.

     (a) In payment for the services set forth in paragraph 2 above, the Company shall pay to Executive during the term hereof a salary (referred to as "BASE SALARY") at the rate of $ 100,000 per annum, payable not less than monthly throughout the term of this Agreement. Executive shall also be entitled to participate in any Company plan for the benefit of any or all of its employees, including any deferred compensation plan (such as pension, profit-sharing or thrift plan), or group hospital, disability or life insurance plan, in accordance with the terms of such plan.

     (b) Base Salary of Executive may be increased annually each year during the term of this Agreement by an amount determined by the board of directors of the Company.

     (c) In the event that installments of Base Salary are not received by Executive when payable pursuant to this Agreement, Executive may elect at any time after January 1, 2000 to accept shares of common stock of the Company in payment of accrued unpaid Base Salary at a rate of $0.25 per share for 1999 Base Salary. For the years 2000 and 2001, the Base Salary if paid in common stock, shall be converted at 50% of the volume weighted monthly average trading value of the Company's common stock. The number of shares of common stock of the Company issuable to Executive hereunder as well as the amount of accrued unpaid Base Salary to be paid by issuance of such shares shall be subject to adjustment to reflect any stock split, stock dividend, recapitalization, merger consolidation, reorganization, combination or exchange of shares or other similar event. In no event shall Executive be obligated to accept shares of common stock of the Company in payment of Base Salary.

         4. EXPENSES. The Company will arrange for the payment of reasonable expenses incurred by Executive in furtherance of or in connection with the business of the Company, including, but not limited to, all traveling expenses and all entertainment expenses (whether incurred at Executive's residence, while traveling, or otherwise). If any such expenses are paid in the first instance by Executive, the Company will arrange for his reimbursement therefor. The Company recognizes that, in the performance of his duties, Executive may be required to entertain various persons and representatives of organizations with whom the Company has or would like to have business relationships. The Company will arrange for the reimbursement of Executive upon presentation of expense vouchers for any reasonable such expenses which are adaptable to the usual accounting procedures established by the Company.

         5. DISABILITY. If (i) Executive shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who, subject to the reasonable approval of the board of directors, may be Executive's personal physician) to be permanent or (ii) Executive is unable to render full-time services to the Company of the character required hereunder for a period of six or more months out of any trailing 12-month period by reason of illness, disability or incapacity and the board of directors of the Company determines that Executive has been permanently disabled, then and in either of such events, Executive will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the board of directors of the Company and he shall receive compensation at the rate set forth in paragraph 3(a) above for a 12-month period commencing upon the first day of the first month following the determination that Executive's illness, disability or incapacity is permanent. Thereafter, Executive shall receive compensation equal to 75% of the compensation at the rate set forth in paragraph 3(a) above for a period commencing upon the expiration of such 12-month period and ending on the expiration of the term of this Agreement in effect at the commencement of Executive's disability. Such compensation shall be paid even if Executive's illness, disability or incapacity prevents the rendition by him of any services to the Company. The Company may elect to purchase disability income insurance to cover all or part of any compensation payable hereunder and the amount of compensation payable to Executive under this paragraph 5 shall be reduced by the amount of loss of income coverage benefits paid to Executive under any insurance policy maintained at the Company's expense. The board of directors of the Company may, in its discretion, reinstate Executive to his former status hereunder in the event that he resumes the services set forth in paragraph 2 above.

         6. DEATH. In the event of Executive's death during the term of this Agreement, the Company shall pay to Executive's estate or designated beneficiary or beneficiaries within 180 days from the date of Executive's death an amount equal to the aggregate amount of Base Salary that would have been payable during the lesser of the remaining term of this Agreement or a period of 12 months at the rate in effect at the time of Executive's death. The Company may elect to purchase, at its expense, a decreasing term life insurance policy covering the life of Executive and payable to Executive's estate or designated beneficiary in the amount required to be paid by, and, upon payment thereof, in satisfaction of, the Company's obligation under this paragraph 6.

         7. INSURANCE. The Company shall, during the term of Executive's employment, provide Executive with the following insurance coverages (in addition to any coverage pursuant to paragraphs 5 or 6 hereof) in such amounts as the board of directors of the Company shall determine: (i) group health insurance coverage providing benefits for major medical expenses, (ii) term life insurance coverage payable to Executive's designated beneficiary and (iii) disability income coverage.

         8. AUTOMOBILE. The Company shall provide Executive a monthly expense allowance in the amount of $750 to reimburse Executive for actual out-of-pocket expenses incurred in connection with the ownership and maintenance by Executive, at his cost, of an automobile of Executive's choice. Such monthly allowance may be increased (but not decreased) by the board of directors of the Company to reflect any increases in the costs associated with the ownership and maintenance of an automobile.

         9. PHYSICAL EXAM. Executive agrees to take a physical examination at the Company's expense each year during the term of this Agreement.

         10. TERMINATION OF EMPLOYMENT. Executive's employment with the Company may be terminated prior to the expiration of the term hereof as follows:

     (a) The board of directors of the Company may terminate Executive's employment if (i) the board of directors of the Company notifies Executive in writing that Executive is in breach or violation of this Agreement, such written notice to set forth in detail the exact nature of such breach or violation, (ii) Executive willfully fails or refuses to take such actions as may be reasonably required by the board of directors of the Company to cure any breach or violation by Executive of this Agreement and (iii) such failure or refusal shall continue for or is not corrected within 30 days after warning from the board of directors of the Company in such regard is given to Executive. In addition, the board of directors of the Company may for good cause terminate Executive's employment under this Agreement without advance notice. Termination shall not affect any of the Company's other rights and remedies. For the purpose of this Agreement, good cause shall be deemed to mean only the following:

          (i) should Executive for reasons other than illness or injury absent himself from his duties without the consent of the board of directors for more than 20 consecutive days;

          (ii)  should   Executive  be  convicted  of  a  crime   punishable  by
     imprisonment;

          (iii) should Executive commit gross negligence or willful misconduct in the performance of his duties hereunder, or otherwise fail to comply with the terms and conditions of this Agreement; or

          (iv)  should   Executive   willfully  engage  in  misconduct  that  is
     materially injurious to the Company, or any affiliate of the Company, monetarily or otherwise.

     (b) Executive's employment with the Company shall terminate upon Executive's death and Executive's estate or designated beneficiaries shall be entitled to the amount as provided pursuant to paragraph 6 above and any insurance benefits provided pursuant to paragraph 7 above.

     (c) Executive may elect to terminate this Agreement upon 90 days prior written notice thereof to the board of directors. For the purpose of this Agreement, "constructive termination" by the Company shall be deemed to mean the resignation by Executive of his position with the Company as a result of Executive's good faith belief that the board of directors of the Company has acted, or proposes to act contrary to Executive's objection, in a manner that
(i) is illegal, (ii) constitutes a breach of fiduciary duty or (iii) is contrary to advice of counsel to the Company. A constructive termination shall be deemed to be a termination by the Company of Executive's employment without cause.

     (d) In the event that the board of directors elects to terminate this Agreement pursuant to paragraph 10(a) above, the Company shall have no further obligation to compensate Executive or provide any benefits hereunder effective upon the date of termination unless Executive shall in good faith dispute such termination and submit such dispute to arbitration pursuant to paragraph (e) below.

     (e) In the event that Executive contests any termination under paragraph 10(a) above by written notice to the board of directors setting forth in detail Executive's reasons for objection to such termination, such matter may be submitted by Executive to arbitration by an arbitration panel comprised of three members of the American Association of Arbitrators, one of whom is selected by Executive, one of whom is selected by the board of directors and one of whom is selected by the arbitrators selected by the Executive and the board of directors. The validity of Executive's termination shall be decided by a majority of the votes of the arbitrators and their written decision shall be nonappealable. Any such arbitration shall take place in Dallas, Texas. Costs will be borne by the party against whom the decision is rendered.

         11. DISCLOSURE OF INFORMATION. Executive hereby acknowledges that he will have access to certain trade secrets and confidential information of the Company and of affiliates of the Company and that such information constitutes valuable, special and unique property of the Company and such affiliates.
Executive shall not, during or after the term of his employment hereunder, disclose any such trade secrets or confidential information to any person or entity for any reason or purpose whatsoever except to the extent that such information becomes publicly disclosed (other than as a result of a breach of this Agreement by Executive) or to the extent required by law. Executive further agrees that unless otherwise agreed by the board of directors of the Company, any intellectual property developed by Executive in the course of his employment with the Company shall be developed on behalf of, and for the ownership of, the Company.

         12. ACTIONS OF BOARD; AFFILIATES. For the purpose of this Agreement, all actions or consents required or permitted to be taken or given by the board of directors of the Company with respect to this Agreement shall be to refer to an action or consent approved by a majority of the board of directors of the Company other than Executive and including at least two directors who are not employees of the Company.

         13. CONSOLIDATION OR MERGER. Other than a transaction with affiliates of the Company not resulting in a change of control of the Company, in the event of any consolidation or merger of the Company into or with another corporation, partnership or other entity, or the sale of all or substantially all of the assets of the Company during the term of this Agreement or any renewal thereof, Executive may, in his sole and absolute discretion, elect to (i) terminate this Agreement without fault, or (ii) continue his employment pursuant to the terms hereof in which case such corporation, partnership or other entity shall assume this Agreement and become obligated to perform all of the terms and conditions hereof, and Executive's obligations hereunder shall continue in favor of such corporation, partnership or other entity.

         14. NOTICE. Any consent, notice, warning or other communication ("Notice") to be given hereunder shall be in writing and shall be deemed to have been properly given when mailed by first class U.S. Mail, when sent by prepaid telegram, or when delivered in person, addressed or delivered in each case to the address set forth across from each party's signature below, or to such other address as either of the parties shall designate to the other in the manner provided for giving notice.

         15. NATURE OF AGREEMENT. No right, title, interest or benefit hereunder shall ever be liable for or charged with any of the torts or obligations of Executive or of any person claiming under Executive, or subject to seizure by any creditor of Executive or any person claiming under Executive. Neither Executive nor any person claiming under Executive shall have the power to anticipate or dispose of any right, title, interest or benefit hereunder in any manner until the same shall have been actually distributed to him free and clear of the terms of this Agreement.

         16. BINDING EFFECT. Subject to the provisions of paragraph 13 above, this Agreement shall be binding upon and inure to the benefit of any successor to the Company and all persons lawfully claiming under Executive. This Agreement cannot be assigned by Executive.

         17. ENTIRE AGREEMENT. The parties hereto agree that this document contains the entire understanding and agreement between them with respect to the matters set forth herein and cannot be amended, modified or supplemented in any respect except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

         18. WAIVER. The failure of either party to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition, but the obligations of either party with respect thereto shall continue in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its executive officer duly authorized, and Executive has executed this Agreement, all effective as of the date first above written.

Address:                                   TRIAD COMPRESSOR, INC.

                                           By:____________________________
                                           Name:__________________________
------------------------------------       Title:_________________________
------------------------------------


Address:                                   EXECUTIVE


------------------------------------       _______________________________
------------------------------------       James B. LaPorte

                              EMPLOYMENT AGREEMENT
                                      WITH
                                 MICHAEL BLOOM

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT (THIS "AGREEMENT"), dated as of the 25th day of January 1999, by AND BETWEEN TRIAD COMPRESSOR, INC., A NEVADA CORPORATION (THE "COMPANY"), and MICHAEL R. BLOOM ("EXECUTIVE").

         WHEREAS, the Company believes that Executive has unique experience and skills that would significantly benefit the Company in the management of the affairs of the Company; and

         WHEREAS,   the  Company   acknowledges  and  recognizes  the  value  of
Executive's services and deems it necessary and desirable to retain Executive's services for a period of three years; and

         WHEREAS, both Executive and the Company desire to embody the terms and conditions of Executive's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein contained, the parties hereto agree as follows:

         1. EMPLOYMENT TERM. The Company agrees to, and does hereby employ Executive to serve as Vice President--Research and Development of the Company and to perform the services as hereinafter set forth for a period of three years commencing January 25, 1999 and ending December 31, 2001.

         2. SERVICES OF EXECUTIVE. Executive agrees to devote such of his business time (exclusive of four weeks of vacation in each calendar year) to the business and affairs of the Company, and to use his best efforts to promote the interests of the Company, and to carry out such duties and perform such services as may be delegated to Executive from time to time by the board of directors of the Company. The Company acknowledges and agrees that Executive will continue to serve as an officer and director of any subsidiary of the Company and its affiliates, and nothing in this Agreement shall prohibit Executive from being directly or indirectly engaged in the oil and gas business or any other business in any capacity with any other corporation, partnership, venture or other entity.

         3.       COMPENSATION.

     (a) In payment for the services set forth in paragraph 2 above, the Company shall pay to Executive during the term hereof a salary (referred to as "BASE SALARY") at the rate of $ 100,000 per annum, payable not less than monthly throughout the term of this Agreement. Executive shall also be entitled to participate in any Company plan for the benefit of any or all of its employees, including any deferred compensation plan (such as pension, profit-sharing or thrift plan), or group hospital, disability or life insurance plan, in accordance with the terms of such plan.

     (b) Base Salary of Executive may be increased annually each year during the term of this Agreement by an amount determined by the board of directors of the Company.

     (c) In the event that installments of Base Salary are not received by Executive when payable pursuant to this Agreement, Executive may elect at any time after January 1, 2000 to accept shares of common stock of the Company in payment of accrued unpaid Base Salary at a rate of $0.25 per share for 1999 Base Salary. For the years 2000 and 2001, the Base Salary if paid in common stock, shall be converted at 50% of the volume weighted monthly average trading value of the Company's common stock. The number of shares of common stock of the Company issuable to Executive hereunder as well as the amount of accrued unpaid Base Salary to be paid by issuance of such shares shall be subject to adjustment to reflect any stock split, stock dividend, recapitalization, merger consolidation, reorganization, combination or exchange of shares or other similar event. In no event shall Executive be obligated to accept shares of common stock of the Company in payment of Base Salary.

         4. EXPENSES. The Company will arrange for the payment of reasonable expenses incurred by Executive in furtherance of or in connection with the business of the Company, including, but not limited to, all traveling expenses and all entertainment expenses (whether incurred at Executive's residence, while traveling, or otherwise). If any such expenses are paid in the first instance by Executive, the Company will arrange for his reimbursement therefor. The Company recognizes that, in the performance of his duties, Executive may be required to entertain various persons and representatives of organizations with whom the Company has or would like to have business relationships. The Company will arrange for the reimbursement of Executive upon presentation of expense vouchers for any reasonable such expenses which are adaptable to the usual accounting procedures established by the Company.

         5. DISABILITY. If (i) Executive shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who, subject to the reasonable approval of the board of directors, may be Executive's personal physician) to be permanent or (ii) Executive is unable to render full-time services to the Company of the character required hereunder for a period of six or more months out of any trailing 12-month period by reason of illness, disability or incapacity and the board of directors of the Company determines that Executive has been permanently disabled, then and in either of such events, Executive will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the board of directors of the Company and he shall receive compensation at the rate set forth in paragraph 3(a) above for a 12-month period commencing upon the first day of the first month following the determination that Executive's illness, disability or incapacity is permanent. Thereafter, Executive shall receive compensation equal to 75% of the compensation at the rate set forth in paragraph 3(a) above for a period commencing upon the expiration of such 12-month period and ending on the expiration of the term of this Agreement in effect at the commencement of Executive's disability. Such compensation shall be paid even if Executive's illness, disability or incapacity prevents the rendition by him of any services to the Company. The Company may elect to purchase disability income insurance to cover all or part of any compensation payable hereunder and the amount of compensation payable to Executive under this paragraph 5 shall be reduced by the amount of loss of income coverage benefits paid to Executive under any insurance policy maintained at the Company's expense. The board of directors of the Company may, in its discretion, reinstate Executive to his former status hereunder in the event that he resumes the services set forth in paragraph 2 above.

         6. DEATH. In the event of Executive's death during the term of this Agreement, the Company shall pay to Executive's estate or designated beneficiary or beneficiaries within 180 days from the date of Executive's death an amount equal to the aggregate amount of Base Salary that would have been payable during the lesser of the remaining term of this Agreement or a period of 12 months at the rate in effect at the time of Executive's death. The Company may elect to purchase, at its expense, a decreasing term life insurance policy covering the life of Executive and payable to Executive's estate or designated beneficiary in the amount required to be paid by, and, upon payment thereof, in satisfaction of, the Company's obligation under this paragraph 6.

         7. INSURANCE. The Company shall, during the term of Executive's employment, provide Executive with the following insurance coverages (in addition to any coverage pursuant to paragraphs 5 or 6 hereof) in such amounts as the board of directors of the Company shall determine: (i) group health insurance coverage providing benefits for major medical expenses, (ii) term life insurance coverage payable to Executive's designated beneficiary and (iii) disability income coverage.

         8. AUTOMOBILE. The Company shall provide Executive a monthly expense allowance in the amount of $750 to reimburse Executive for actual out-of-pocket expenses incurred in connection with the ownership and maintenance by Executive, at his cost, of an automobile of Executive's choice. Such monthly allowance may be increased (but not decreased) by the board of directors of the Company to reflect any increases in the costs associated with the ownership and maintenance of an automobile.

         9. PHYSICAL EXAM. Executive agrees to take a physical examination at the Company's expense each year during the term of this Agreement.

         10. TERMINATION OF EMPLOYMENT. Executive's employment with the Company may be terminated prior to the expiration of the term hereof as follows:

     (a) The board of directors of the Company may terminate Executive's employment if (i) the board of directors of the Company notifies Executive in writing that Executive is in breach or violation of this Agreement, such written notice to set forth in detail the exact nature of such breach or violation, (ii) Executive willfully fails or refuses to take such actions as may be reasonably required by the board of directors of the Company to cure any breach or violation by Executive of this Agreement and (iii) such failure or refusal shall continue for or is not corrected within 30 days after warning from the board of directors of the Company in such regard is given to Executive. In addition, the board of directors of the Company may for good cause terminate Executive's employment under this Agreement without advance notice. Termination shall not affect any of the Company's other rights and remedies. For the purpose of this Agreement, good cause shall be deemed to mean only the following:

          (i) should Executive for reasons other than illness or injury absent himself from his duties without the consent of the board of directors for more than 20 consecutive days;

          (ii)  should   Executive  be  convicted  of  a  crime   punishable  by
     imprisonment;

          (iii) should Executive commit gross negligence or willful misconduct in the performance of his duties hereunder, or otherwise fail to comply with the terms and conditions of this Agreement; or

          (iv)  should   Executive   willfully  engage  in  misconduct  that  is
     materially injurious to the Company, or any affiliate of the Company, monetarily or otherwise.

     (b) Executive's employment with the Company shall terminate upon Executive's death and Executive's estate or designated beneficiaries shall be entitled to the amount as provided pursuant to paragraph 6 above and any insurance benefits provided pursuant to paragraph 7 above.

     (c) Executive may elect to terminate this Agreement upon 90 days prior written notice thereof to the board of directors. For the purpose of this Agreement, "constructive termination" by the Company shall be deemed to mean the resignation by Executive of his position with the Company as a result of Executive's good faith belief that the board of directors of the Company has acted, or proposes to act contrary to Executive's objection, in a manner that
(i) is illegal, (ii) constitutes a breach of fiduciary duty or (iii) is contrary to advice of counsel to the Company. A constructive termination shall be deemed to be a termination by the Company of Executive's employment without cause.

     (d) In the event that the board of directors elects to terminate this Agreement pursuant to paragraph 10(a) above, the Company shall have no further obligation to compensate Executive or provide any benefits hereunder effective upon the date of termination unless Executive shall in good faith dispute such termination and submit such dispute to arbitration pursuant to paragraph (e) below.

     (e) In the event that Executive contests any termination under paragraph 10(a) above by written notice to the board of directors setting forth in detail Executive's reasons for objection to such termination, such matter may be submitted by Executive to arbitration by an arbitration panel comprised of three members of the American Association of Arbitrators, one of whom is selected by Executive, one of whom is selected by the board of directors and one of whom is selected by the arbitrators selected by the Executive and the board of directors. The validity of Executive's termination shall be decided by a majority of the votes of the arbitrators and their written decision shall be nonappealable. Any such arbitration shall take place in Dallas, Texas. Costs will be borne by the party against whom the decision is rendered.

         11. DISCLOSURE OF INFORMATION. Executive hereby acknowledges that he will have access to certain trade secrets and confidential information of the Company and of affiliates of the Company and that such information constitutes valuable, special and unique property of the Company and such affiliates.
Executive shall not, during or after the term of his employment hereunder, disclose any such trade secrets or confidential information to any person or entity for any reason or purpose whatsoever except to the extent that such information becomes publicly disclosed (other than as a result of a breach of this Agreement by Executive) or to the extent required by law. Executive further agrees that unless otherwise agreed by the board of directors of the Company, any intellectual property developed by Executive in the course of his employment with the Company shall be developed on behalf of, and for the ownership of, the Company.

         12. ACTIONS OF BOARD; AFFILIATES. For the purpose of this Agreement, all actions or consents required or permitted to be taken or given by the board of directors of the Company with respect to this Agreement shall be to refer to an action or consent approved by a majority of the board of directors of the Company other than Executive and including at least two directors who are not employees of the Company.

         13. CONSOLIDATION OR MERGER. Other than a transaction with affiliates of the Company not resulting in a change of control of the Company, in the event of any consolidation or merger of the Company into or with another corporation, partnership or other entity, or the sale of all or substantially all of the assets of the Company during the term of this Agreement or any renewal thereof, Executive may, in his sole and absolute discretion, elect to (i) terminate this Agreement without fault, or (ii) continue his employment pursuant to the terms hereof in which case such corporation, partnership or other entity shall assume this Agreement and become obligated to perform all of the terms and conditions hereof, and Executive's obligations hereunder shall continue in favor of such corporation, partnership or other entity.

         14. NOTICE. Any consent, notice, warning or other communication ("Notice") to be given hereunder shall be in writing and shall be deemed to have been properly given when mailed by first class U.S. Mail, when sent by prepaid telegram, or when delivered in person, addressed or delivered in each case to the address set forth across from each party's signature below, or to such other address as either of the parties shall designate to the other in the manner provided for giving notice.

         15. NATURE OF AGREEMENT. No right, title, interest or benefit hereunder shall ever be liable for or charged with any of the torts or obligations of Executive or of any person claiming under Executive, or subject to seizure by any creditor of Executive or any person claiming under Executive. Neither Executive nor any person claiming under Executive shall have the power to anticipate or dispose of any right, title, interest or benefit hereunder in any manner until the same shall have been actually distributed to him free and clear of the terms of this Agreement.

         16. BINDING EFFECT. Subject to the provisions of paragraph 13 above, this Agreement shall be binding upon and inure to the benefit of any successor to the Company and all persons lawfully claiming under Executive. This Agreement cannot be assigned by Executive.

         17. ENTIRE AGREEMENT. The parties hereto agree that this document contains the entire understanding and agreement between them with respect to the matters set forth herein and cannot be amended, modified or supplemented in any respect except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

         18. WAIVER. The failure of either party to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition, but the obligations of either party with respect thereto shall continue in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its executive officer duly authorized, and Executive has executed this Agreement, all effective as of the date first above written.

Address:                                    TRIAD COMPRESSOR, INC.

                                            By:______________________________
                                            Name:____________________________
------------------------------------        Title:___________________________
------------------------------------


Address:                                    EXECUTIVE


------------------------------------        ________________________________
------------------------------------        Michael R. Bloom

                              EMPLOYMENT AGREEMENT
                                      WITH
                                 SCOTT BROSIER

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT (THIS "AGREEMENT"), dated as of the 25th day of January 1999, by AND BETWEEN TRIAD COMPRESSOR, INC., A NEVADA CORPORATION (THE "COMPANY"), and SCOTT BROSIER ("EXECUTIVE").

         WHEREAS, the Company believes that Executive has unique experience and skills that would significantly benefit the Company in the management of the affairs of the Company; and

         WHEREAS,   the  Company   acknowledges  and  recognizes  the  value  of
Executive's services and deems it necessary and desirable to retain Executive's services for a period of three years; and

         WHEREAS, both Executive and the Company desire to embody the terms and conditions of Executive's employment in a written agreement which will supersede all prior agreements of employment, whether written or oral.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein contained, the parties hereto agree as follows:

         1. EMPLOYMENT TERM. The Company agrees to, and does hereby employ Executive to serve as Chief Financial Officer and Treasurer of the Company and to perform the services as hereinafter set forth for a period of three years commencing January 25, 1999 and ending December 31, 2001.

         2. SERVICES OF EXECUTIVE. Executive agrees to devote such of his business time (exclusive of four weeks of vacation in each calendar year) to the business and affairs of the Company, and to use his best efforts to promote the interests of the Company, and to carry out such duties and perform such services as may be delegated to Executive from time to time by the board of directors of the Company. The Company acknowledges and agrees that Executive will continue to serve as an officer and director of any subsidiary of the Company and its affiliates, and nothing in this Agreement shall prohibit Executive from being directly or indirectly engaged in the oil and gas business or any other business in any capacity with any other corporation, partnership, venture or other entity.

         3.       COMPENSATION.

     (a) In payment for the services set forth in paragraph 2 above, the Company shall pay to Executive during the term hereof a salary (referred to as "BASE SALARY") at the rate of $ 50,000 for the first year and $100,000 per annum thereafter, payable not less than monthly throughout the term of this Agreement. Executive shall also be entitled to participate in any Company plan for the benefit of any or all of its employees, including any deferred compensation plan (such as pension, profit-sharing or thrift plan), or group hospital, disability or life insurance plan, in accordance with the terms of such plan.

     (b) Base Salary of Executive may be increased annually each year during the term of this Agreement by an amount determined by the board of directors of the Company.

     (c) In the event that installments of Base Salary are not received by Executive when payable pursuant to this Agreement, Executive may elect at any time after January 1, 2000 to accept shares of common stock of the Company in payment of accrued unpaid Base Salary at a rate of $0.25 per share for 1999 Base Salary. For the years 2000 and 2001, the Base Salary if paid in common stock, shall be converted at 50% of the volume weighted monthly average trading value of the Company's common stock. The number of shares of common stock of the Company issuable to Executive hereunder as well as the amount of accrued unpaid Base Salary to be paid by issuance of such shares shall be subject to adjustment to reflect any stock split, stock dividend, recapitalization, merger consolidation, reorganization, combination or exchange of shares or other similar event. In no event shall Executive be obligated to accept shares of common stock of the Company in payment of Base Salary.

        4. EXPENSES. The Company will arrange for the payment of reasonable expenses incurred by Executive in furtherance of or in connection with the business of the Company, including, but not limited to, all traveling expenses and all entertainment expenses (whether incurred at Executive's residence, while traveling, or otherwise). If any such expenses are paid in the first instance by Executive, the Company will arrange for his reimbursement therefor. The Company recognizes that, in the performance of his duties, Executive may be required to entertain various persons and representatives of organizations with whom the Company has or would like to have business relationships. The Company will arrange for the reimbursement of Executive upon presentation of expense vouchers for any reasonable such expenses which are adaptable to the usual accounting procedures established by the Company.

         5. DISABILITY. If (i) Executive shall suffer any illness, disability or incapacity so that he is unable to perform his duties hereunder and such illness, disability or incapacity shall be deemed by a duly licensed physician (who, subject to the reasonable approval of the board of directors, may be Executive's personal physician) to be permanent or (ii) Executive is unable to render full-time services to the Company of the character required hereunder for a period of six or more months out of any trailing 12-month period by reason of illness, disability or incapacity and the board of directors of the Company determines that Executive has been permanently disabled, then and in either of such events, Executive will continue to render such advisory and consultative services as he is able, and as may be reasonably requested of him by the board of directors of the Company and he shall receive compensation at the rate set forth in paragraph 3(a) above for a 12-month period commencing upon the first day of the first month following the determination that Executive's illness, disability or incapacity is permanent. Thereafter, Executive shall receive compensation equal to 75% of the compensation at the rate set forth in paragraph 3(a) above for a period commencing upon the expiration of such 12-month period and ending on the expiration of the term of this Agreement in effect at the commencement of Executive's disability. Such compensation shall be paid even if Executive's illness, disability or incapacity prevents the rendition by him of any services to the Company. The Company may elect to purchase disability income insurance to cover all or part of any compensation payable hereunder and the amount of compensation payable to Executive under this paragraph 5 shall be reduced by the amount of loss of income coverage benefits paid to Executive under any insurance policy maintained at the Company's expense. The board of directors of the Company may, in its discretion, reinstate Executive to his former status hereunder in the event that he resumes the services set forth in paragraph 2 above.

         6. DEATH. In the event of Executive's death during the term of this Agreement, the Company shall pay to Executive's estate or designated beneficiary or beneficiaries within 180 days from the date of Executive's death an amount equal to the aggregate amount of Base Salary that would have been payable during the lesser of the remaining term of this Agreement or a period of 12 months at the rate in effect at the time of Executive's death. The Company may elect to purchase, at its expense, a decreasing term life insurance policy covering the life of Executive and payable to Executive's estate or designated beneficiary in the amount required to be paid by, and, upon payment thereof, in satisfaction of, the Company's obligation under this paragraph 6.

         7. INSURANCE. The Company shall, during the term of Executive's employment, provide Executive with the following insurance coverages (in addition to any coverage pursuant to paragraphs 5 or 6 hereof) in such amounts as the board of directors of the Company shall determine: (i) group health insurance coverage providing benefits for major medical expenses, (ii) term life insurance coverage payable to Executive's designated beneficiary and (iii) disability income coverage.

         8. AUTOMOBILE. The Company shall provide Executive a monthly expense allowance in the amount of $750 to reimburse Executive for actual out-of-pocket expenses incurred in connection with the ownership and maintenance by Executive, at his cost, of an automobile of Executive's choice. Such monthly allowance may be increased (but not decreased) by the board of directors of the Company to reflect any increases in the costs associated with the ownership and maintenance of an automobile.

         9. PHYSICAL EXAM. Executive agrees to take a physical examination at the Company's expense each year during the term of this Agreement.

         10. TERMINATION OF EMPLOYMENT. Executive's employment with the Company may be terminated prior to the expiration of the term hereof as follows:

     (a) The board of directors of the Company may terminate Executive's employment if (i) the board of directors of the Company notifies Executive in writing that Executive is in breach or violation of this Agreement, such written notice to set forth in detail the exact nature of such breach or violation, (ii) Executive willfully fails or refuses to take such actions as may be reasonably required by the board of directors of the Company to cure any breach or violation by Executive of this Agreement and (iii) such failure or refusal shall continue for or is not corrected within 30 days after warning from the board of directors of the Company in such regard is given to Executive. In addition, the board of directors of the Company may for good cause terminate Executive's employment under this Agreement without advance notice. Termination shall not affect any of the Company's other rights and remedies. For the purpose of this Agreement, good cause shall be deemed to mean only the following:

          (i) should Executive for reasons other than illness or injury absent himself from his duties without the consent of the board of directors for more than 20 consecutive days;

          (ii)  should   Executive  be  convicted  of  a  crime   punishable  by
     imprisonment;

          (iii) should Executive commit gross negligence or willful misconduct in the performance of his duties hereunder, or otherwise fail to comply with the terms and conditions of this Agreement; or

          (iv)  should   Executive   willfully  engage  in  misconduct  that  is
     materially injurious to the Company, or any affiliate of the Company, monetarily or otherwise.

     (b)Executive's employment with the Company shall terminate upon Executive's death and Executive's estate or designated beneficiaries shall be entitled to the amount as provided pursuant to paragraph 6 above and any insurance benefits provided pursuant to paragraph 7 above.

     (c) Executive may elect to terminate this Agreement upon 90 days prior written notice thereof to the board of directors. For the purpose of this Agreement, "constructive termination" by the Company shall be deemed to mean the resignation by Executive of his position with the Company as a result of Executive's good faith belief that the board of directors of the Company has acted, or proposes to act contrary to Executive's objection, in a manner that
(i) is illegal, (ii) constitutes a breach of fiduciary duty or (iii) is contrary to advice of counsel to the Company. A constructive termination shall be deemed to be a termination by the Company of Executive's employment without cause.

     (d) In the event that the board of directors elects to terminate this Agreement pursuant to paragraph 10(a) above, the Company shall have no further obligation to compensate Executive or provide any benefits hereunder effective upon the date of termination unless Executive shall in good faith dispute such termination and submit such dispute to arbitration pursuant to paragraph (e) below.

     (e) In the event that Executive contests any termination under paragraph 10(a) above by written notice to the board of directors setting forth in detail Executive's reasons for objection to such termination, such matter may be submitted by Executive to arbitration by an arbitration panel comprised of three members of the American Association of Arbitrators, one of whom is selected by Executive, one of whom is selected by the board of directors and one of whom is selected by the arbitrators selected by the Executive and the board of directors. The validity of Executive's termination shall be decided by a majority of the votes of the arbitrators and their written decision shall be nonappealable. Any such arbitration shall take place in Dallas, Texas. Costs will be borne by the party against whom the decision is rendered.

        11. DISCLOSURE OF INFORMATION. Executive hereby acknowledges that he will have access to certain trade secrets and confidential information of the Company and of affiliates of the Company and that such information constitutes valuable, special and unique property of the Company and such affiliates.
Executive shall not, during or after the term of his employment hereunder, disclose any such trade secrets or confidential information to any person or entity for any reason or purpose whatsoever except to the extent that such information becomes publicly disclosed (other than as a result of a breach of this Agreement by Executive) or to the extent required by law. Executive further agrees that unless otherwise agreed by the board of directors of the Company, any intellectual property developed by Executive in the course of his employment with the Company shall be developed on behalf of, and for the ownership of, the Company.

         12. ACTIONS OF BOARD; AFFILIATES. For the purpose of this Agreement, all actions or consents required or permitted to be taken or given by the board of directors of the Company with respect to this Agreement shall be to refer to an action or consent approved by a majority of the board of directors of the Company other than Executive and including at least two directors who are not employees of the Company.

         13. CONSOLIDATION OR MERGER. Other than a transaction with affiliates of the Company not resulting in a change of control of the Company, in the event of any consolidation or merger of the Company into or with another corporation, partnership or other entity, or the sale of all or substantially all of the assets of the Company during the term of this Agreement or any renewal thereof, Executive may, in his sole and absolute discretion, elect to (i) terminate this Agreement without fault, or (ii) continue his employment pursuant to the terms hereof in which case such corporation, partnership or other entity shall assume this Agreement and become obligated to perform all of the terms and conditions hereof, and Executive's obligations hereunder shall continue in favor of such corporation, partnership or other entity.

         14. NOTICE. Any consent, notice, warning or other communication ("Notice") to be given hereunder shall be in writing and shall be deemed to have been properly given when mailed by first class U.S. Mail, when sent by prepaid telegram, or when delivered in person, addressed or delivered in each case to the address set forth across from each party's signature below, or to such other address as either of the parties shall designate to the other in the manner provided for giving notice.

         15. NATURE OF AGREEMENT. No right, title, interest or benefit hereunder shall ever be liable for or charged with any of the torts or obligations of Executive or of any person claiming under Executive, or subject to seizure by any creditor of Executive or any person claiming under Executive. Neither Executive nor any person claiming under Executive shall have the power to anticipate or dispose of any right, title, interest or benefit hereunder in any manner until the same shall have been actually distributed to him free and clear of the terms of this Agreement.

         16. BINDING EFFECT. Subject to the provisions of paragraph 13 above, this Agreement shall be binding upon and inure to the benefit of any successor to the Company and all persons lawfully claiming under Executive. This Agreement cannot be assigned by Executive.

         17. ENTIRE AGREEMENT. The parties hereto agree that this document contains the entire understanding and agreement between them with respect to the matters set forth herein and cannot be amended, modified or supplemented in any respect except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought.

         18. WAIVER. The failure of either party to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition, but the obligations of either party with respect thereto shall continue in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its executive officer duly authorized, and Executive has executed this Agreement, all effective as of the date first above written.

Address:                                  TRIAD COMPRESSOR, INC.

                                          By:_______________________________
                                          Name:_____________________________
------------------------------------      Title:____________________________
------------------------------------


Address:                                  EXECUTIVE


------------------------------------      __________________________________
------------------------------------      Scott Brosier